Exhibit 10.7

FIRST AMENDMENT TO INTERCREDITOR AGREEMENT

THIS FIRST AMENDMENT TO INTERCREDITOR AGREEMENT (“this Amendment”) is made and entered into as of the 3rd day of December, 2012, by and between Federal Insurance Company, an Indiana corporation (“Federal”); American Home Assurance Company, National Union Fire Insurance Company of Pittsburgh, Pa., and The Insurance Company of the State of Pennsylvania (collectively “AIG”); Liberty Mutual Insurance Company, a Massachusetts company, Liberty Mutual Fire Insurance Company, and Safeco Insurance Company of America (collectively, “Liberty Mutual”); and Bank of America, N.A., a national banking association, as Lender Agent on behalf of the other Lender Parties. All capitalized terms will have the meaning set forth in this paragraph, the recitals, and Section 1.

WHEREAS, Federal, AIG, Liberty Mutual, and Lender Agent are party to that certain Intercreditor Agreement dated as of March 14, 2005, as modified by that certain Joinder Certificate dated as of November 28, 2006, wherein AIG was added as a Surety, and as further modified by that certain Joinder Certificate dated March 31, 2009, wherein Liberty Mutual was added as a Surety (collectively “the Intercreditor Agreement”);

WHEREAS, the Trench Companies are contemporaneously herewith being sold to a third party;

WHEREAS, in connection with such sale of the Trench Companies, Indemnitors have requested, and Surety has agreed, subject to certain conditions, to remove and release the Trench Companies as Principals and Indemnitors under the Surety Credit Documents; and

WHEREAS, the sale of the Trench Companies requires the amendment and modification of the Intercreditor Agreement as hereinafter set forth.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Definitions. Capitalized terms used in this Amendment and not otherwise defined are used herein as defined in the Intercreditor Agreement.

The definition of “Bonds” in Section 1 of the Intercreditor Agreement is amended to add the following at the end of such definition: “ ‘Bonds’ will also mean any surety agreements, undertakings, or instruments of guaranty signed by Surety on behalf of any of the Trench Companies prior to the Sixth Amendment Effective Date, exclusive of the Trench Open Bonds.

The definitions of “Indemnitors” and “Principal” in Section 1 of the Indemnity Agreement are each amended to add the following to each such definition, at the end of each such definition:

Notwithstanding the foregoing or anything in this Agreement or any other Surety Credit Document to the contrary, in no event will any of the Trench Companies be an Indemnitor or Principal for purposes of this Agreement or any other Surety Credit Document. The exclusion of the Trench Companies as Indemnitors and Principals for the purposes of this Agreement and each other Surety Credit Document will not limit the indemnity obligations of any of the Trench Companies as may be agreed to by any of such Trench Companies in any other agreement entered into by any of such Trench Companies (other than any Surety Credit Document).

The definition of “Surety Loss” in Section 1 of the Intercreditor Agreement is amended to restate subparagraph (a) of said definition (exclusive of items (1) – (5) thereunder) to read as follows:

all damages, costs, reasonable attorney fees, and liabilities (including all reasonable expenses incurred in connection therewith) which Surety actually incurs by reason of (i) executing or procuring the execution of any surety agreements, undertakings, or instrument of guarantee, or renewal or continuation thereof, signed by Surety on behalf of (y) any Principal or Island Mechanical, Hawaii, and (z) if requested by any Indemnitor, any Affiliates and Subsidiaries of Quanta Services, Inc., (ii) Bonds which may be already or hereafter be executed on behalf of any Principal and/or any Foreign Subsidiary, or renewal or continuation thereof, and/or (iii) Bonds that were already executed by Surety prior to the Sixth Amendment Effective Date on behalf of any of the Trench Companies, or renewal or continuation thereof, exclusive of the Trench Open Bonds; or which Surety actually incurs by reason of making any investigation on account thereof, prosecuting or defending any action in connection therewith, obtaining a release, recovering, or attempting to recover any salvage in connection therewith or enforcing by litigation or otherwise any of the provisions of this Agreement, including, but not limited to:

Section 1 of the Indemnity Agreement is amended to add the following defined terms in alphabetical order:

“Sixth Amendment Effective Date” means December 3, 2012.

“Trench Companies” means and includes the following: Blair Park Services, LLC, a Delaware limited liability company; CCLC, Inc., a Delaware corporation; CMI Services, Inc., a Florida corporation; E A Technical Services, Inc., a Georgia corporation; Engineering Associates, Inc., a Georgia corporation; Global Enercom Management, Inc., a Delaware corporation; Golden State Utility Co., a Delaware corporation; InfraSource Telecommunication Services, LLC, a Delaware limited liability company; North Sky Communications, Inc., a Delaware corporation; Parkside Site & Utility Company Corporation, a Delaware corporation; Parkside Utility Construction Corp., a Delaware corporation; Pauley Construction Inc., an Arizona corporation; Professional Teleconcepts, Inc., an Illinois corporation; Professional Teleconcepts, Inc., a New York corporation; Quanta Wireless Solutions, Inc., a Delaware corporation; Spalj Construction Company, a Delaware corporation; Tjader, L.L.C., a Delaware limited liability company; Trawick Construction Company, Inc., a Florida corporation; VCI Construction, Inc., a Delaware corporation; and VCI Utility Services, Inc., a Delaware corporation.

“Trench Open Bonds” means and includes all of the surety agreements, undertakings, or instruments of guaranty listed on the attached Exhibit C, which were signed by Surety on behalf of any or all or any combination of the Trench Companies.

2. Exhibit A. Exhibit A to the Intercreditor Agreement is hereby deleted in its entirety and replaced with Exhibit A to this Amendment.

3. Exhibit C. A new Exhibit C to the Intercreditor Agreement is hereby added in the form attached as Exhibit C to this Amendment.

4. Notices. Section 10 of the Intercreditor Agreement is hereby amended to provide that notices to Federal and Liberty Mutual will be directed as follows:

Federal:	Federal Insurance Company
15 Mountain View Road
P.O. Box 1615
Warren, New Jersey 07061-1615
	Attn.:	Richard Towle
Warren Eichhorn
Richard Barnett

Liberty Mutual:	Liberty Mutual Insurance Company
450 Plymouth Road, Suite 400
Plymouth Meeting, PA 19462
	Attn:	Virginia C. Boyle

With a copy to:	Manier & Herod
2200 One Nashville Place
150 4th Avenue North
Nashville, Tennessee 37219
	Attn:	Sam H. Poteet, Jr.
Mary Paty Lynn LeVan

5. Amendment. This Amendment may not be amended or modified except by a writing signed by or on behalf of each of the parties hereto.

6. Headings. The section headings in this Amendment are included for convenience of reference only and will not constitute a part of this Amendment for any other purpose.

7. Governing Law. This Amendment will be governed by and construed and enforced in accordance with the laws of the State of New York (without giving effect to its conflict of laws principles).

8. Entire Agreement. This Amendment, together with the Intercreditor Agreement represent the entire agreement between the parties hereto concerning the subject matter hereof, and all oral discussions and prior agreements are merged herein.

9. Severability. Should any provision of this Amendment be invalid or unenforceable for any reason, the remaining provisions hereof will remain in full effect.

10. Binding Agreement. This Amendment, and the terms, covenants, and conditions hereof, will be binding upon the parties hereto and their respective successors and assigns, and will inure to the benefit of the parties, and their respective successors and permitted assigns.

11. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A facsimile copy or digital/electronic transmission (e.g., PDF format) of an executed original counterpart of this Amendment shall have the same force and effect as an executed original counterpart.

12. Effect. Upon the effectiveness of this Amendment, each reference in the Intercreditor Agreement to “this Agreement,” “hereunder,” or words of like import will mean and be a reference to the Intercreditor Agreement, as affected and amended by this Amendment.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

SURETY:

FEDERAL INSURANCE COMPANY

By:	/s/ Matthew E. Lubin
Name:	Matthew E. Lubin
Title:	Vice President

LIBERTY MUTUAL INSURANCE COMPANY

By:	/s/ Ken Berk
Name:	Ken Berk
Title:	Assistant Secretary

LIBERTY MUTUAL FIRE INSURANCE COMPANY

By:	/s/ Ken Berk
Name:	Ken Berk
Title:	Assistant Secretary

SAFECO INSURANCE COMPANY OF AMERICA

By:	/s/ Ken Berk
Name:	Ken Berk
Title:	Assistant Secretary

AMERICAN HOME ASSURANCE COMPANY
NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

By:	/s/ Kevin M. Maroney
Name:	Kevin M. Maroney
Title:	Vice President

LENDER AGENT:

BANK OF AMERICA, N.A.,
as Lender Agent on behalf of Lender Parties

By:	/s/ Alan Tapley
Name:	Alan Tapley
Title:	Assistant Vice President

FEDERAL/QUANTA SERVICES, INC.

LIST OF PRINCIPAL/INDEMNITORS

PRINCIPAL	JURISDICTION OF FORMATION
Quanta Services, Inc.	Delaware
Allteck Line Contractors (USA), Inc.	Washington
CAN-FER Utility Services, LLC	Delaware
Conam Construction Co.	Texas
Croce Electric Company, Inc.	Delaware
Crux Subsurface, Inc.	Delaware
Dacon Corporation	Delaware
Dashiell Corporation	Delaware
Digco Utility Construction, L.P.	Delaware
Dillard Smith Construction Company	Delaware
Energy Construction Services, Inc.	Delaware
Five Points Construction Co.	Texas
H. L. Chapman Pipeline Construction, Inc.	Delaware
InfraSource, LLC	Delaware
InfraSource Construction, LLC	Delaware
InfraSource Construction Services, LLC	Georgia
InfraSource Installation, LLC	Delaware
InfraSource Pipeline Facilities, Inc.	North Carolina
InfraSource Transmission Services Company	Arizona
InfraSource Underground Construction, Inc.	Delaware
InfraSource Underground Services Canada, Inc.	Delaware
Intermountain Electric, Inc.	Colorado
Irby Construction Company	Mississippi
Island Mechanical Corporation	Hawaii
Lindsey Electric, L.P.	Texas
Manuel Bros., Inc.	Delaware
Mears/CPG LLC	Michigan
Mears Group, Inc.	Delaware
Mejia Personnel Services, Inc.	Texas
M.J. Electric, LLC	Delaware
M.J. Electric California, Inc.	Delaware
North Houston Pole Line, L.P.	Texas
PAR Electrical Contractors, Inc.	Missouri
Potelco, Inc.	Washington
Price Gregory Construction, Inc.	Delaware
Price Gregory International, Inc.	Delaware
Quanta Delaware, Inc.	Delaware
Quanta Government Services, Inc.	Delaware
Quanta Government Solutions, Inc.	Delaware
Quanta Power Generation, Inc.	Delaware
Quanta Services Management Partnership, L.P.	Texas
Quanta Utility Installation Company, Inc.	Delaware
Quanta Utility Services-Gulf States, Inc.	Delaware
Road Bore Corporation	Hawaii
Service Electric Company	Delaware
Southwest Trenching Company, Inc.	Texas
Sumter Utilities, Inc.	Delaware
Sunesys, LLC	Delaware
The Ryan Company, Inc.	Massachusetts
Tom Allen Construction Company	Delaware
Underground Construction Co., Inc.	Delaware
Utility Line Management Services, Inc.	Delaware
Winco, Inc.	Oregon

EXHIBIT A

TRENCH OPEN BONDS

(See Attached)

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